SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): May 16, 2005



                            FOCUS ENHANCEMENTS, INC.
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             (Exact name of registrant as specified in its charter)


    DELAWARE                      1-11860                     04-3144936
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(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)




                        1370 Dell Ave., Campbell, CA              95008
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                (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (408) 866-8300


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

On May 16, 2005, Focus Enhancements, Inc. issued a press release discussing its results of operations for the three months ended March 31, 2005. This press release is attached hereto as Exhibit 99.1 and is being furnished under Item
2.02 of this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c)      Exhibits

         99.1 Focus Enhancements, Inc. earnings press release for the three months ended March 31, 2005.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FOCUS ENHANCEMENTS, INC.


Date:  May 16, 2005                    By:        /s/ Gary Williams
                                       --------------------------------
                                       Name:      Gary Williams
                                       Title:     VP of Finance and CFO